                                                                    Exhibit 10.6

                               THIRD AMENDMENT TO
                           CREDIT AGREEMENT AND WAIVER

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment")
                                                                    ---------
is entered into as of August 18, 2000 among PACKAGING DYNAMICS, L.L.C., a Delaware limited liability company ("Packaging"), INTERNATIONAL CONVERTER, INC.,
                                     ---------
a Delaware corporation ("ICI"; together with Packaging, individually a
                         ---
"Borrower" and collectively the "Borrowers"), the Persons identified as
 --------                        ---------
"Guarantors" on the signature pages hereto (the "Guarantors"), the Persons
                                                 ----------
identified as "Lenders" on the signature pages hereto (the "Lenders") and BANK
                                                            -------
OF AMERICA, N.A., a national banking association, formerly known as NationsBank, N.A., as Agent (the "Agent") for the Lenders. Capitalized terms used herein and
                     -----
not otherwise defined herein shall have the respective meanings set forth, or incorporated, by the Credit Agreement (defined below).

                                    RECITALS
                                    --------

         WHEREAS, the Borrowers, the Guarantors, the Agent and the Lenders are parties to that certain Credit Agreement dated as of November 20, 1998 (as previously amended and as amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");
                        ----------------

         WHEREAS, the Borrowers, as of the fiscal quarter ending June 30, 2000, violated the Leverage Ratio covenant set forth in Section 7.2(a) of the Credit Agreement and the Interest Coverage Ratio covenant set forth in Section 7.2(b) of the Credit Agreement (collectively, the "Acknowledged Defaults");
                                            ---------------------

         WHEREAS, the Lenders and the Agent agreed to forbear exercising any rights or remedies under the Credit Documents with respect to the Acknowledged Defaults until August 18, 2000 pursuant to the terms and conditions set forth in that certain Forbearance Agreement dated as of July 31, 2000 among the Borrowers, the Guarantors, the Lenders and the Agent; and

         WHEREAS, the Borrowers and the Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement and waive the Acknowledged Defaults. The Agent and the Lenders have agreed to do so, as more fully set forth below, but only upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1

                         AMENDMENTS TO CREDIT AGREEMENT

         The Credit Agreement is hereby amended in accordance with this Part 1.
                                                                        ------

         SUBPART 1.1 Amendments to Section 1.1. Section 1.1 of the Credit
                     -------------------------
Agreement is hereby amended in the following respects:

                  (a) The definition of "Applicable Percentage" is hereby amended in its entirety to read as follows:

                       "Applicable Percentage" means the appropriate applicable
                        ---------------------
                  percentages corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:

====================================================================================================================================
                                                              Applicable Percentage
                  ------------------------------------------------------------------------------------------------------------------
                              Eurodollar Loans                    Base Rate Loans
                  --------------------------------------------------------------------------
                     Revolving Loans                     Revolving Loans                      Standby     Commercial
Pricing    Leverage   and Tranche A    Tranche B Term     and Tranche A    Tranche B Term    Letter of    Letter of      Commitment
 Level      Ratio       Term Loans         Loans            Term Loans          Loans        Credit Fee   Credit Fee        Fee
------------------------------------------------------------------------------------------------------------------------------------
   I     *2.5 to 1.0      2.25%            3.75%              1.25%             2.75%          2.25%        1.125%         0.50%
------------------------------------------------------------------------------------------------------------------------------------
         *3.0 to 1.0
  II         but          2.50%            3.75%              1.50%             2.75%          2.50%         1.25%         0.50%
        **2.5 to 1.0
------------------------------------------------------------------------------------------------------------------------------------
         *3.5 to 1.0
  III        but          2.75%            3.75%              1.75%             2.75%          2.75%        1.375%         0.50%
        **3.0 to 1.0
------------------------------------------------------------------------------------------------------------------------------------
  IV     *4.0 to 1.0
             but          3.25%            4.00%              2.25%             3.00%          3.25%        1.625%         0.50%
        **3.5 to 1.0
------------------------------------------------------------------------------------------------------------------------------------
   V    **4.0 to 1.0      3.50%            4.25%              2.50%             3.25%          3.50%         1.75%         0.50%
====================================================================================================================================

*  Less than
** Greater than or equal to

                       The Applicable Percentage for purposes of calculating the
                  applicable interest rate for any day for any Loan, the applicable rate of the Commitment Fee for any day for purposes of Section 3.4(a), the applicable rate of the Standby Letter of Credit Fees for any day for purposes of Section 3.4(b)(i) and the Commercial Letter of Credit Fees for any day for purposes of Section 3.4(b)(ii) shall, in each case, be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date by which
                   ----------------
                  the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 7.1(d); provided
                                                                       --------
                  that the Applicable Percentages on the Third Amendment
                  ----
                  Effective Date shall be based on Pricing Level V (as shown above) and shall remain at Pricing Level V until the first Calculation Date subsequent to the Third Amendment Effective Date, and, thereafter, the Pricing Level shall be determined by the Leverage Ratio calculated as of the most recent Calculation Date; and provided further that if the Borrower
                                        ---------------------
                  fails to provide the officer's certificate required by Section 7.1(d) on or before the

                  Leverage Ratio as of the most recent Calculation Date, the Applicable Percentages for such Calculation Date shall be based on Pricing Level V from such Calculation Date until such time that an appropriate officer's certificate is provided whereupon the Pricing Level shall be determined by the then current Leverage Ratio. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans and Letters of Credit as well as any new Loans made or Letters of Credit issued.

                       The Borrower shall promptly deliver to the Agent, at the
                  address set forth on Schedule 11.1 and at the Agency Services
                                       -------------
                  Address, at the time the officer's certificate is required to be delivered by Section 7.1(d), information regarding any change in the Leverage Ratio that would change the existing Pricing Level pursuant to the preceding paragraph.

                  (b) The definition of "EBITDA" is hereby amended in its entirety to read as follows:

                       "EBITDA" means, for any period, with respect to the
                        ------
                  Borrower and its Subsidiaries on a consolidated basis, the sum of (a) Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains or losses (including any gain or loss from the sale of Property) or non-cash losses (including any non-cash charges resulting from the Stock Option Plan)) plus (b) an amount which, in the determination of Net Income for such period, has been deducted for (i) Interest Expense for such period, (ii) total Federal, state, foreign or other income or franchise taxes and Restricted Payments for Taxes for such period and (iii) all depreciation and amortization for such period, all as determined in accordance with GAAP; provided, however, that
                                                      --------  -------
                  (1) EBITDA for the fiscal quarter of the Borrower ending September 30, 1999 shall be determined without giving effect to non-cash purchase price accounting adjustments relating to the Alupac Acquisition, (2) EBITDA for the fiscal quarter of the Borrower ending December 31, 1999 shall be determined without giving effect to a charge of up to $750,000 relating to the Ameriserv accounts receivable, and (3) EBITDA for the fiscal quarter of the Borrower ending June 30, 2000 shall be determined without giving effect to (A) a charge of up to $3,450,000 relating to the Ameriserve accounts receivable and
                  (B) restructuring charges of up to $1,250,000; provided
                                                                 --------
                  further, however, any gain resulting from any recovery of
                  -------  -------
                  amounts with respect to the Ameriserv accounts receivable shall not be included in the calculation of EBITDA

                  (c) Clause (iv) of the definition of "Permitted Acquisition" is hereby amended in its entirety to read as follows:

                       (iv) the Borrower shall have delivered to the Agent a Pro
                  Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, (a) the Credit Parties shall be in compliance with all of the covenants set forth in Section 7.2 and (b) the Leverage Ratio shall be equal to or less than 3.25 to 1.0.

                  (d) The definition of "Revolving Committed Amount" is hereby amended in its entirety to read as follows:

                        "Revolving Committed Amount" means (a) until the
                         --------------------------
                  Leverage Ratio as of the last day of any fiscal quarter after the Third Amendment Effective Date is equal to or less than
                  3.25 to 1.0, TWENTY-FIVE MILLION DOLLARS ($25,000,000) or such lesser amount as the Revolving Committed Amount may be reduced pursuant to Section 2.1(d) or 3.3(c), and (b) thereafter, FORTY-FIVE MILLION DOLLARS ($45,000,000) or such lesser amount as the Revolving Committed Amount may be reduced pursuant to
                  Section 2.1(d) or 3.3(c).

                  (e) The definition of "Third Amendment Effective Date" is hereby added to read as follows:

                        "Third Amendment Effective Date" means August 18, 2000.
                          -----------------------------

             SUBPART 1.2 Amendments to Section 7.2. Sections 7.2(a), (b) and (d)
                         -------------------------
of the Credit Agreement are hereby amended in their entirety to read as follows:

                  7.2   Financial Covenants.
                        -------------------

                        (a) Leverage Ratio. The Credit Parties shall cause the
                            --------------
                  Leverage Ratio, measured as of the last day of each fiscal quarter, to be less than or equal to the ratio shown below for the period corresponding thereto:

                 ---------------------------------------------------------------------------

                 Period                                                       Ratio
                 ------                                                       -----

                 ---------------------------------------------------------------------------
                 June 30, 2000 through December 31, 2000                   4.25 to 1.00
                 ---------------------------------------------------------------------------
                 January 1, 2001 through March 31, 2001                    4.00 to 1.00
                 ---------------------------------------------------------------------------
                 April 1, 2001 through June 30, 2001                       3.75 to 1.00
                 ---------------------------------------------------------------------------
                 July 1, 2001 through September 30, 2001                   3.50 to 1.00
                 ---------------------------------------------------------------------------
                 October 1, 2001 through December 31, 2001                 3.25 to 1.00
                 ---------------------------------------------------------------------------
                 January 1, 2002 through March 31, 2002                    3.00 to 1.00
                 ---------------------------------------------------------------------------
                 April 1, 2002 through March 31, 2003                      2.75 to 1.00
                 ---------------------------------------------------------------------------
                 April 1, 2003 through March 31, 2004                      2.50 to 1.00
                 ---------------------------------------------------------------------------
                 April 1, 2004 and thereafter                              2.00 to 1.00
                 ---------------------------------------------------------------------------

                        (b) Interest Coverage Ratio. The Credit Parties shall
                            -----------------------
                  cause the Interest Coverage Ratio, measured as of the last day of each fiscal quarter, to be greater than or equal to the ratio shown below for the period corresponding thereto:

                 ------------------------------------------------------------------------------------

                 Period                                                    Ratio
                 ------                                                    -----

                 ------------------------------------------------------------------------------------
                 June 30, 2000 through March 31, 2001                   2.25 to 1.00
                 ------------------------------------------------------------------------------------
                 April 1, 2001 through June 30, 2001                    2.50 to 1.00
                 ------------------------------------------------------------------------------------
                 July 1, 2001 through June 30, 2002                     2.75 to 1.00
                 ------------------------------------------------------------------------------------
                 July 1, 2002 through December 31, 2002                 3.00 to 1.00
                 ------------------------------------------------------------------------------------
                 January 1, 2003 through June 30, 2003                  3.25 to 1.00
                 ------------------------------------------------------------------------------------
                 July 1, 2003 through December 31, 2003                 3.50 to 1.00
                 ------------------------------------------------------------------------------------
                 January 1, 2004 through June 30, 2004                  3.75 to 1.00
                 ------------------------------------------------------------------------------------
                 July 1, 2004 and thereafter                            4.00 to 1.00
                 ------------------------------------------------------------------------------------

                                   **********

                        (d)   Fixed Charge Coverage Ratio. The Credit Parties
                              ---------------------------
                  shall cause the Fixed Charge Coverage Ratio, for the twelve month period ending on the last day of each fiscal quarter of the Borrower, to be greater than or equal to the ratio shown below for the period corresponding thereto:

                 ------------------------------------------------------------------------------------

                 Period                                                     Ratio
                 ------                                                     -----

                 ------------------------------------------------------------------------------------
                 June 30, 2000 through June 30, 2001                     1.20 to 1.00
                 ------------------------------------------------------------------------------------
                 July 1, 2001 through December 31, 2001                  1.15 to 1.00
                 ------------------------------------------------------------------------------------
                 January 1, 2002 through March 31, 2002                  1.20 to 1.00
                 ------------------------------------------------------------------------------------
                 April 1, 2002 through September 30, 2002                1.25 to 1.00
                 ------------------------------------------------------------------------------------
                 October 1, 2002 and thereafter                          1.30 to 1.00
                 ------------------------------------------------------------------------------------

         SUBPART 1.3  Deletion of Schedule 1.1(d). Schedule 1.1(d) to the Credit
                      --------------------------   --------------
Agreement is hereby deleted in its entirety.


                                     PART 2

                    WAIVER OF ACKNOWLEDGED EVENTS OF DEFAULT

         SUBPART 2.1  Waiver. The Lenders and the Agent hereby agree to waive
                      ------
their rights, to the extent and only to the extent such rights arise exclusively as a result of the Acknowledged Defaults, to stop making Revolving Loans and issuing Letters of Credit, to accelerate the full outstanding balance of the Credit Party Obligations and to exercise such other remedies as may be afforded the Lenders and the Agent under the Credit Documents or by applicable law; provided, however, that the Lenders and Agent shall be free to exercise any or
--------  -------
all of their rights and remedies at any time after the occurrence of an Event of Default (other than the Acknowledged Defaults) under the Credit Agreement or any other Credit Document (including a breach of any term of this Amendment). Nothing set forth herein or contemplated hereby is intended to constitute an agreement by the Lenders or the Agent to waive the exercise of any rights and remedies available to the Lenders or the Agent under the Credit Agreement and the other Credit Documents (all of which rights and remedies are hereby expressly reserved by the Lenders and the Agent) upon and after the occurrence of an Event of Default other than the Acknowledged Defaults.

                                     PART 3

                      CONDITIONS PRECEDENT TO EFFECTIVENESS

     SUBPART 3.1   Conditions Precedent. This Amendment shall become effective
                   --------------------
as of the date hereof upon the satisfaction (or waiver in writing by each of the Lenders) of each of the following conditions precedent:

          (a)   Executed Amendment. Receipt by the Agent of counterparts of this
                ------------------
     Amendment, which collectively shall have been duly executed on behalf of
     (i) the Borrowers, (ii) the Guarantors and (iii) the Required Lenders.

          (b)   Resolutions. Receipt by the Agent of copies of resolutions of
                -----------
     the Board of Directors or their equivalent for the Credit Parties, each approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such party to be true and correct.

          (c)   Opinion of Counsel. The Agent shall have received a legal
                ------------------
     opinion of Skadden Arps Slate Meagher & Flom in form and substance reasonably satisfactory to the Agent.

          (d)   Fees. The Agent shall have received (i) on behalf of each Lender
                ----
     that approves this Amendment by delivery to the Agent of an executed signature page on or before 12:00 noon, Monday, August 21, 2000, a fee equal to 0.25% of the Commitments of such Lender (before giving effect to this Amendment) and (ii) such fees due and payable pursuant to that certain fee letter agreement dated as of August 18, 2000 among the Borrowers and Bank of America, N.A.

                                     PART 4

                                  MISCELLANEOUS

     SUBPART 4.1   Representations and Warranties. Each of the Credit Parties
                   ------------------------------
hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Credit

Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     SUBPART 4.2   Reaffirmation of Credit Party Obligations. Each Credit Party
                   -----------------------------------------
hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

     SUBPART 4.3   Cross-References. References in this Amendment to any Part or
                   ----------------
Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 4.4   Instrument Pursuant to Credit Agreement. This Amendment is a
                   ---------------------------------------
Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SUBPART 4.5   References in Other Credit Documents. At such time as this
                   ------------------------------------
Amendment shall become effective pursuant to the terms of Part 3, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     SUBPART 4.6   Counterparts/Telecopy. This Amendment may be executed by the
                   ---------------------
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     SUBPART 4.7   Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
                   -------------
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SUBPART 4.8   Successors and Assigns. This Amendment shall be binding upon
                   ----------------------
and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 4.9   General. Except as amended hereby, the Credit Agreement and
                   -------
all other Credit Documents shall continue in full force and effect.

         [The remainder of this page has been left blank intentionally.]

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                         PACKAGING DYNAMICS, L.L.C.
---------

                                   By:      /s/ R.R. Cote
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   INTERNATIONAL CONVERTER, INC.,
                                   as a Borrower and a Guarantor

                                   By:      /s/ R.R. Cote
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


GUARANTORS:                        PACKAGING HOLDINGS, L.L.C.
----------

                                   By:      /s/ R.R. Cote
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   BAGCRAFT PACKAGING, L.L.C.

                                   (f/k/a Bagcraft Acquisition, L.L.C.)

                                   By:      /s/ R.R. Cote
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   IPMC ACQUISITION, L.L.C.

                                   By:      /s/ R.R. Cote
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



                                            Signature Page to Packaging Dynamics
                                                      Third Amendment and Waiver

LENDERS:                       BANK OF AMERICA, N.A., a national banking
-------                        association, formerly known as NationsBank, N.A.,
                               in its individual capacity and as Agent

                               By:      /s/ Lynn W. Stetson
                                  -----------------------------------------
                               Name:    Lynn W. Stetson
                                    ---------------------------------------
                               Title:   Managing Director
                                     --------------------------------------



                                            Signature Page to Packaging Dynamics
                                                      Third Amendment and Waiver

                                            ALLSTATE LIFE INSURANCE COMPANY

                                            By:      /s/ Jeffrey A. Mazer
                                               ---------------------------------
                                            Name:    Jeffrey A. Mazer
                                                 -------------------------------
                                            Title:   Authorized Signatory
                                                  ------------------------------

                                            By:      /s/ David Walsh
                                               ---------------------------------
                                            Name:    David Walsh
                                                 -------------------------------
                                            Title:   Authorized Signatory
                                                  ------------------------------


                                            Signature Page to Packaging Dynamics
                                                      Third Amendment and Waiver

                               ABN AMRO BANK N.V.


                               By:    /s/ Elizabeth H. Hurst
                                  ---------------------------------------
                               Name:  Elizabeth H. Hurst
                                    -------------------------------------
                               Title: Group Vice President
                                     ------------------------------------


                               By:    /s/ C. David Allman
                                  ---------------------------------------
                               Name:  C. David Allman
                                    -------------------------------------
                               Title: Assistant Vice President
                                     ------------------------------------





                                            Signature Page to Packaging Dynamics
                                                      Third Amendment and Waiver

                            FIRST UNION NATIONAL BANK


                            By:    /s/ J. Andrew Phelps
                               ---------------------------------------
                            Name:  J. Andrew Phelps
                                 -------------------------------------
                            Title: Vice President
                                  ------------------------------------





                                            Signature Page to Packaging Dynamics
                                                      Third Amendment and Waiver

                                SOCIETE GENERALE


                                By:    /s/ Jerry Parisi
                                   ----------------------------------------
                                Name:  Jerry Parisi
                                     --------------------------------------
                                Title: Managing Director
                                      -------------------------------------





                                            Signature Page to Packaging Dynamics
                                                      Third Amendment and Waiver

                             FLOATING RATE PORTFOLIO

                             By: INVESCO Senior Secured Management, Inc.,
                                 as attorney in fact


                             By:    /s/ Joseph Rotondo
                                ---------------------------------------
                             Name:  Joseph Rotondo
                                  -------------------------------------
                             Title: Authorized Signatory
                                   ------------------------------------





                                            Signature Page to Packaging Dynamics
                                                      Third Amendment and Waiver

                                  THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                  By:    /s/ Nicki Reid
                                     --------------------------------------
                                  Name:____________________________________

                                  Title:___________________________________





                                            Signature Page to Packaging Dynamics
                                                      Third Amendment and Waiver

                                  COMERICA BANK


                                  By:    /s/ Kathleen M. Kasperek
                                     ------------------------------------
                                  Name:  Kathleen M. Kasperek
                                       ----------------------------------
                                  Title: Assistant Vice President
                                        ---------------------------------





                                            Signature Page to Packaging Dynamics
                                                      Third Amendment and Waiver

                                  SENIOR DEBT PORTFOLIO


                                  By:    Boston Management and Research,
                                         as Investment Advisor

                                  By:    /s/ Payson F. Swaffield
                                     ------------------------------------
                                  Name:  Payson F. Swaffield
                                       ----------------------------------
                                  Title: Vice President
                                        ---------------------------------





                                            Signature Page to Packaging Dynamics
                                                      Third Amendment and Waiver

                                    TYLER TRADING, INC.


                                    By:    /s/ Johnny E. Graves
                                       ----------------------------------
                                    Name:  Johnny E. Graves
                                         --------------------------------
                                    Title: President
                                          -------------------------------





                                            Signature Page to Packaging Dynamics
                                                      Third Amendment and Waiver